LEGG MASON HIGH YIELD PORTFOLIO
                   (a series of Legg Mason Income Trust, Inc.)

                    Supplement to the Legg Mason Income Trust
                          Prospectus dated May 1, 2006


         The following information supplements the Legg Mason Income Trust Prospectus dated May 1, 2006 and is applicable only to investors in Legg Mason High Yield Portfolio.

         To facilitate the proposed merger of Legg Mason High Yield Portfolio ("High Yield Portfolio") into Legg Mason Partners High Income Fund, the Board of Directors of Legg Mason Income Trust, Inc. has approved the appointment of PFPC, Inc. ("PFPC") as High Yield Portfolio's transfer agent. This change in transfer agent is scheduled to take effect at the close of business on February 9, 2007. Coinciding with this change in transfer agent, the following shareholder services will be revised as outlined in items A through E below:


         A.       Exchange Privilege:

                  Beginning February 10, 2007, shareholders of High Yield Portfolio can exchange their fund shares only for shares of:
                        o     Legg Mason Balanced Trust
                        o     Legg Mason Financial Services Fund
                        o     Legg Mason Pennsylvania Tax-Free Income Trust
                        o     Legg Mason Tax-Free Intermediate-Term Income Trust

                  When High Yield Portfolio merges into the Legg Mason Partners High Income Fund (expected to occur on or about March 16,
                  2007), you will have the same exchange privileges as other shareholders of your class of Legg Mason Partner High Income Fund.


B.       Purchase, Redemption and Exchange of Shares:

                  The following information is applicable only to those shareholders who hold their fund shares directly with High Yield Portfolio ("Direct Investors"). If you hold your fund shares through a financial intermediary you should continue to contact that intermediary to initiate your purchase, redemption and exchange orders.

                  By Mail:
                  Beginning February 10, 2007, Direct Investors who wish to purchase, redeem or exchange fund shares through the mail, should send their orders to PFPC at one of the following addresses:

        REGULAR MAIL:                            OVERNIGHT MAIL:
        PFPC, Inc.                               PFPC, Inc.
        Attn: Legg Mason Partners Funds          Attn: Legg Mason Partners Funds
        P.O. Box 9699                            101 Sabin Street
        Providence, RI 02940-9699                Pawtucket, RI 02860-1427


                  By Fax:
                  Beginning February 10, 2007, Institutional Class Direct Investors who wish to redeem or exchange their fund shares by Fax should Fax their request to 508-871-3846.

                  Internet and TeleFund:
                  Beginning February 10, 2007, Direct Investors may no longer purchase or redeem their shares through the Internet or TeleFund, the automated telephone account management service.

                  Beginning February 10, 2007, purchase, redemption and exchange orders received from Direct Investors by Boston Financial Data Services ("BFDS") through the mail, or by any other means, will be forwarded to PFPC, a process that may take five days or longer. Beginning February 10, 2007, BFDS will have no ability to process purchase, redemption or exchange orders for your fund. Therefore, purchase, redemption and exchange orders sent to the wrong location will not be processed until received by PFPC. Once received by PFPC, all trade orders in proper form will be processed at the fund's net asset value as set forth in the Prospectus.

                  Beginning one week prior to the expected March 16, 2007 merger, PFPC will no longer accept purchase and exchange orders, including purchases through the Future First Systematic Investment Plan, for shares of the High Yield Portfolio. However, redemptions of shares will be allowed up until the date of the merger. For purchase orders for shares of Legg Mason Partners High Income Fund, PFPC will accept checks made payable to Legg Mason, Legg Mason Funds or High Yield Portfolio for 30 days following the merger. After this 30-day period expires, such checks will be returned to the investor and the purchase order will not be processed.


         C.       Purchase Orders by Wire Transfer:

                  Beginning February 10, 2007, Direct Investors who wish to purchase additional shares by wire transfer should wire federal funds to:

                                    PNC Bank
                                 Pittsburgh, PA
                                ABA No: 031000053
                           Account Number: 8606904975
                    Attn: [Name of Fund and Class of Shares]
                         [Legg Mason Fund Account Name]
                        [Legg Mason Fund Account Number]

                  Prior to wiring federal funds, Direct Investors must first telephone the fund at 1-800-822-5544 (Primary Class shares) or 1-888-425-6432 (Institutional Class shares) to receive instructions for wire transfer.


         D.       Account Registration Changes:

                  Beginning February 10, 2007, Direct Investors who would like to make changes in registration or account privileges, should send their correspondence (including the account number and a signature guarantee) to:

                                   PFPC, Inc.
                         Attn: Legg Mason Partners Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699

         E.       Additional Information:

                  Shareholders who hold their fund shares through a financial intermediary should contact that intermediary to request a copy of High Yield Portfolio's Statement of Additional Information ("SAI") or any reports to shareholders, or to obtain more information about the fund.

                  Beginning February 10, 2007, Direct Investors who would like to request the SAI or any reports to shareholders, or obtain more information about the fund should contact:

                               All Share Classes:
                                   PFPC, Inc.
                         Attn: Legg Mason Partners Funds
                                  P.O. Box 9699
                            Providence, RI 02940-9699

    Primary Class Shareholders                  Institutional Class Shareholders
          1-800-822-5544                                 1-888-425-6432
      www.leggmasonfunds.com                      www.lminstitutionalfunds.com




 This supplement should be retained with your Prospectus for future reference.

                   This supplement is dated November 29, 2006.






LMF-025
05/2006 (SUPP C)